October 31, 2002

         Oppenheimer
         Concentrated Growth
         Fund

                                  Annual Report
                                ----------------

                                   Management
                                  Commentaries

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"We strive to invest in companies that are consistently and predictably growing, where we have a high degree of conviction and visibility that growth can be maintained or even improved upon, rather than owning the fastest growing companies that exhibit inconsistent growth rates."

                                                         [GRAPHIC OMITTED]

                                                         OPPENHEIMER FUNDS(R)
                                                         The Right Way to Invest

HIGHLIGHTS

     CONTENTS

 1   Letter to Shareholders

 2   An Interview
     with Your Fund's
     Managers

 4   Fund Performance

 8   Financial
     Statements

17   Independent
     Auditors' Report

18   Federal Income Tax
     Information

19   Trustees and Officers



Fund Objective
Oppenheimer Concentrated Growth Fund 1 seeks capital appreciation.

Investment Strategy
The Fund invests primarily in common stocks selected for their growth potential. Under normal market conditions, the Fund expects to invest at least 65% of its total assets in common stocks of large capitalization companies. The Fund currently defines large capitalization companies as those having a market capitalization over $12 billion.

---------------------------------------
Average Annual Total Returns*
             For the 1-Year Period
             Ended 10/31/02

             Without        With
             Sales Chg.     Sales Chg.
---------------------------------------
Class A      -25.50%        -29.78%
---------------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 6 for further details.

1. It is important to remember that the Fund is a new fund with a limited operating history. The Fund's inception date was 4/27/01.

LETTER TO SHAREHOLDERS

[GRAPHIC OMITTED]

John V. Murphy
President
Oppenheimer
Concentrated Growth Fund

Dear Shareholder,


In the last 100 years, there have been about 30 bear markets - each one ultimately followed by a recovery. Although markets in 2002 proved to be challenging and extremely volatile, we now find ourselves in a changing economic environment punctuated by moderate growth and the lowest interest rates we've seen in 40 years. At OppenheimerFunds, we continue to believe in the growth, ingenuity, and underlying strength of our economy and the markets for the long haul.
   We also understand that your investments with us may represent retirement, a future home or a college education. We take very seriously the responsibility of helping you work toward your goals. In good markets and in bad, we are committed to providing you with the investment products and services that can help you achieve your financial objectives.
   In recent years, many of us have seen the assets we count on for the future decrease in value, sometimes significantly, making it extremely difficult to stick to long-term investing plans. Yet basic investment principles of asset allocation and diversification are most important precisely at the times when we seem most ready to abandon them. As a valued shareholder, we encourage you to stay the course and focus on your long-term goals.
   Of course that doesn't mean ignoring your portfolio. When the financial markets make major moves, portfolio changes may be necessary to adjust risk, rebalance allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and most importantly, work closely with your financial advisor to ensure that any changes you make fit within your long-term investing plan.
   With that said, we also expect the road ahead to present new and unique challenges. It is our belief that adhering to core investment principles can help you reach your goals. The principles of investing aren't exciting or easy. All they are is true. We hope you share the same convictions as we greet the start of the New Year and thank you for your continued faith in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/S/ John V. Murphy

John V. Murphy
November 21, 2002


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

1    OPPENHEIMER CONCENTRATED GROWTH FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Portfolio Management
Team
Bruce Bartlett
James Turner


Oppenheimer Concentrated Growth Fund delivered negative absolute returns for the 12-month period ended October 31, 2002. The Fund underperformed its peers in the Lipper Large-Cap Growth Category as well as its benchmark, the Russell 1000 Growth Index. 2 The Fund suffered from the effects of the bear market that prevailed throughout the last year, as did virtually all stock-oriented investments. While we are disappointed with the Fund's losses, we do not find them surprising in light of the challenging investment climate. However, we believe that the recent investment environment represents a normal part of the market cycle, while the current one favors the kind of individual stock picking exemplified by the Fund's disciplined, bottom-up investment approach.
   The market is still feeling the effects of the capital spending recession that began in 2000 with an extraordinarily abrupt slowdown in business spending in the technology and telecommunications areas. We've responded to these events, not by changing or giving up on our bottom-up fundamental discipline of investing in companies with sustainable revenue and earnings growth, but by emphasizing the quality of a company's growth rather than the absolute magnitude of growth. In other words, we strive to invest in companies that are consistently and predictably growing, where we have a high degree of conviction and visibility that growth can be maintained or even improved upon, rather than owning the fastest growing companies that exhibit inconsistent growth rates. Again, we believe companies that deliver consistent growth during these challenging economic times are most likely to be well rewarded by the market over time.
   As such, underperformance relative to our peers was largely attributable to the Fund's focus on large- and mega-cap growth stocks. Mega-caps underperformed large-caps, and in turn mid-caps. However, stock selection and our weighting in the health care sector was well rewarded. Demographics and the rise in consumer spending on medical costs have created a favorable environment for well-run health care companies. Top contributors to performance included UnitedHealth Group, Inc. and Cardinal Health, Inc. United Healthcare, a provider of health care management and insurance products, has one of the best-positioned and well-run models in the managed care sector. The stock performed particularly well in a difficult economic environment. Cardinal Health distributes pharmaceuticals and health care supplies and exhibited double digit revenue growth, a sustainable earnings stream and industry leading margins during the period. Long time holding, student loan provider SLM Corp., also contributed to performance as the company benefited from an increase in growth in student loans.


2. The Fund's performance is compared to the average return of the 643 funds in the Lipper Large Cap Growth Fund category, -18.63% and the return of the Russell 1000 Growth Index, -19.62%, for the one-year period ended 10/31/02.

2    OPPENHEIMER CONCENTRATED GROWTH FUND

-------------------------------
Average Annual
Total Returns with
Sales Charge

For the Periods Ended 9/30/02 3

Class A        Since
1-Year         Inception
-------------------------------
-29.37%        -32.19%
-------------------------------

   Our company-by-company stock selection approach led us to avoid most investments in the area of telecommunications, which suffered particularly steep declines. While we also limited the Fund's exposure to technology, declines in that area were so steep that technology holdings proved to be the single most significant drag on performance during the period. Returns also suffered due to a downturn in the cable industry, as well as a variety of company-specific problems with holdings in other sectors, including Concorde EFS, Inc., a data processing services company, which experienced a slow down in growth that dragged down the company's stock.
   Several factors lead us to believe that the economy is likely to show moderate growth with low levels of inflation for the foreseeable future. Key economic indicators show clear signs of improvement in most areas outside of technology and telecommunications, indicating that the bottom of the economic downturn may be behind us. Furthermore, while accounting scandals have clearly hurt the market in the short-term, we believe they are prompting many companies to provide investors with more detailed and complete financial information, which will benefit investors in the long run.
   Accordingly, we firmly believe that our strict discipline and determination to remain true to our investment style in the face of unpopularity will reward long-term shareholders. While our fundamental, bottom-up stock selection process has proven itself over an extended market cycle, we fully recognize that it will be at odds with the market from time to time. However, we urge you to remain committed to growth investing as it has historically proven itself as one of the best ways to participate in an inevitable recovery. In today's volatile economic environment, we believe our disciplined approach and emphasis on selecting stocks one company at a time is what makes Oppenheimer Concentrated Growth Fund part of The Right Way to Invest.


3. See Notes on page 6 for further details.

3    OPPENHEIMER CONCENTRATED GROWTH FUND

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's Discussion of Performance. Oppenheimer Concentrated Growth Fund produced absolute negative return for its fiscal year ended October 31, 2002. In addition, the Fund did underperform its peer group, the Lipper Large-Cap Growth Fund category, and benchmark, the Russell 1000 Growth Index. The market conditions of the past 12 months were extremely difficult and volatile as an unsteady recovery, poor earnings and corporate scandals dragged the major indices lower. The majority of the Fund's relative underperformance came from the Fund's emphasis on both large- and mega-cap stocks. Both of which did not do well during the period. In addition, while the Fund was able to somewhat avoid the telecommunications and technology sectors, its investments in these areas were the single largest detractor on overall performance. The Fund did benefit from its stock selection and weightings in the health care sector. The Fund's holdings, management and strategies are subject to change.
Comparing the Fund's Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in Class A shares of the Fund held until October 31, 2002. In the case of Class A shares, performance is measured since the Fund's inception on April 27, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares.
   The Fund's performance is compared to the performance of the Russell 1000 Growth Index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.


4    OPPENHEIMER CONCENTRATED GROWTH FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:


                                  [LINE CHART]

                       Oppenheimer
                      Concentrated
                       Growth Fund                    Russell 1000
                        (Class A)                     Growth Index
4/30/01                   9,425                          10,000
7/31/01                   8,756                           9,384
10/31/01                  8,011                           8,163
1/31/02                   8,464                           8,773
4/30/02                   7,625                           7,990
7/31/02                   6,230                           6,686
10/31/02                  5,975                           6,562

--------------------------------------------------------------------------------
Average Annual Total Returns of Class A Shares of the Fund at 10/31/02*
1-Year -29.78% Since Inception -40.25%
--------------------------------------------------------------------------------

*See Notes on page 6 for further details.
The performance information for the Russell 1000 Growth Index in the graphs begins on 4/30/01.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.

5    OPPENHEIMER CONCENTRATED GROWTH FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor or call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677). Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 4/27/01. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were the only class offered during the reporting period.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

6    OPPENHEIMER CONCENTRATED GROWTH FUND

                                                            Financial Statements
                                                                      Pages 8-16

7    OPPENHEIMER CONCENTRATED GROWTH FUND

STATEMENT OF INVESTMENTS

                                               Market Value
                                      Shares     See Note 1
-----------------------------------------------------------
 Common Stocks--88.4%
-----------------------------------------------------------
 Consumer Discretionary--17.5%
-----------------------------------------------------------
 Automobiles--5.7%
 Harley-Davidson, Inc.                 5,250     $  274,575
-----------------------------------------------------------
 Multiline Retail--11.8%
 Costco Wholesale Corp. 1              6,000        203,580
-----------------------------------------------------------
 Kohl's Corp. 1                        3,500        204,575
-----------------------------------------------------------
 Wal-Mart Stores, Inc.                 3,000        160,650
                                                 ----------
                                                    568,805

-----------------------------------------------------------
 Consumer Staples--6.4%
-----------------------------------------------------------
 Beverages--1.8%
 PepsiCo, Inc.                         2,000         88,200
-----------------------------------------------------------
 Food & Drug Retailing--4.6%
 Walgreen Co.                          6,600        222,750
-----------------------------------------------------------
 Financials--10.7%
-----------------------------------------------------------
 Diversified Financials--10.7%
 Freddie Mac                           3,800        234,004
-----------------------------------------------------------
 SLM Corp.                             2,750        282,535
                                                 ----------
                                                    516,539

-----------------------------------------------------------
 Health Care--37.5%
-----------------------------------------------------------
 Biotechnology--3.8%
 Amgen, Inc. 1                         4,000        186,240
-----------------------------------------------------------
 Health Care Equipment & Supplies--5.6%
 Medtronic, Inc.                       6,000        268,800
-----------------------------------------------------------
 Health Care Providers & Services--16.2%
 Cardinal Health, Inc.                 4,200        290,682
-----------------------------------------------------------
 HCA, Inc.                             4,000        173,960
-----------------------------------------------------------
 Tenet Healthcare Corp. 1              4,700        135,125
-----------------------------------------------------------
 UnitedHealth Group, Inc.              2,000        181,900
                                                 ----------
                                                    781,667

-----------------------------------------------------------
 Pharmaceuticals--11.9%
 Forest Laboratories, Inc. 1           2,200        215,578
-----------------------------------------------------------
 Johnson & Johnson                     4,000        235,000
-----------------------------------------------------------
 Pfizer, Inc.                          3,900        123,903
                                                 ----------
                                                    574,481

-----------------------------------------------------------
  Information Technology--16.3%
-----------------------------------------------------------
  Computers & Peripherals--10.7%
  Dell Computer Corp. 1                9,000        257,490
-----------------------------------------------------------
 International Business Machines Corp. 3,300        260,502
                                                 ----------
                                                    517,992

-----------------------------------------------------------
 Software--5.6%
 Microsoft Corp. 1                     5,000        267,350
                                                 ----------
 Total Common Stocks (Cost $4,373,966)            4,267,399

                                               Market Value
                                      Shares     See Note 1
-----------------------------------------------------------
 Other Securities--3.8%
 Nasdaq-100 Unit Investment Trust 1
 (Cost $175,556)                       7,500     $  184,125

                                   Principal
                                      Amount
-----------------------------------------------------------
 Joint Repurchase Agreements--4.8% Undivided interest of 0.06% in joint repurchase agreement (Market Value $371,794,000) with Banc One Capital Markets, Inc., 1.85%, dated 10/31/02, to be repurchased at $230,012 on 11/1/02, collateralized by U.S. Treasury Nts., 3.25%, 12/31/03, with a value of $136,423,268, U.S. Treasury Bonds, 2.125%, 10/31/04, with a value of $145,203,510 and U.S. Treasury Bills, 12/26/02, with a value of $97,874,253
 (Cost $230,$00)                    $230,000        230,000

-----------------------------------------------------------
 Total Investments, at Value
 (Cost $4,779,522)                      97.0%     4,681,524
-----------------------------------------------------------
 Other Assets Net of Liabilities         3.0        142,970
                                       --------------------
 Net Assets                            100.0%    $4,824,494
                                       ====================

Footnotes to Statement of Investments
1. Non-income producing security.

See accompanying Notes to Financial Statements.


8    OPPENHEIMER CONCENTRATED GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2002


=============================================================================================================
 Assets

 Investments, at value (cost $4,779,522)--see accompanying statement                               $4,681,524
-------------------------------------------------------------------------------------------------------------
 Cash                                                                                                     967
-------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                                     177,780
 Interest and dividends                                                                                    82
 Other                                                                                                  1,062
                                                                                                   ----------
 Total assets                                                                                       4,861,415

=============================================================================================================
 Liabilities

 Payables and other liabilities:
 Investments purchased                                                                                 24,434
 Shareholder reports                                                                                      680
 Trustees' compensation                                                                                    31
 Transfer and shareholder servicing agent fees                                                             13
 Other                                                                                                 11,763
                                                                                                   ----------
 Total liabilities                                                                                     36,921

=============================================================================================================
 Net Assets                                                                                        $4,824,494
                                                                                                   ==========

=============================================================================================================
 Composition of Net Assets

 Paid-in capital                                                                                   $7,567,254
-------------------------------------------------------------------------------------------------------------
 Accumulated net investment loss                                                                           (4)
-------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                                          (2,644,758)
-------------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments                                                           (97,998)
                                                                                                   ----------
 Net Assets                                                                                        $4,824,494
                                                                                                   ==========

=============================================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $4,824,494 and 760,642
 shares of beneficial interest outstanding)                                                             $6.34
 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)        $6.73


 See accompanying Notes to Financial Statements.


9    OPPENHEIMER CONCENTRATED GROWTH FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2002

=========================================================================
 Investment Income

 Dividends (net of foreign withholding taxes of $880)         $    26,586
-------------------------------------------------------------------------
 Interest                                                          15,268
                                                              -----------
 Total investment income                                           41,854

=========================================================================
 Expenses

 Management fees                                                   45,448
-------------------------------------------------------------------------
 Legal, auditing and other professional fees                       26,618
-------------------------------------------------------------------------
 Distribution and service plan fees--Class A                       15,123
-------------------------------------------------------------------------
 Shareholder reports                                                2,020
-------------------------------------------------------------------------
 Trustees' compensation                                               247
-------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                         90
-------------------------------------------------------------------------
 Custodian fees and expenses                                           13
-------------------------------------------------------------------------
 Other                                                              5,339
                                                              -----------
 Total expenses                                                    94,898
 Less reduction to custodian expenses                                 (13)
 Less reduction to excess expenses                                (15,123)
                                                              -----------
 Net expenses                                                      79,762

=========================================================================
 Net Investment Loss                                              (37,908)

=========================================================================
 Realized and Unrealized Gain (Loss)

 Net realized loss on investments                              (2,267,119)
-------------------------------------------------------------------------
 Net change in unrealized appreciation on investments             657,286
                                                              -----------
 Net realized and unrealized loss                              (1,609,833)

=========================================================================
 Net Decrease in Net Assets Resulting from Operations         $(1,647,741)
                                                              ===========

 See accompanying Notes to Financial Statements.


10    OPPENHEIMER CONCENTRATED GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended October 31,                                                                                    2002          2001 1
===============================================================================================================================
 Operations

 Net investment income (loss)                                                                       $   (37,908)    $        58
-------------------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                                                   (2,267,119)       (377,639)
-------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                                                   657,286        (755,284)
                                                                                                    ---------------------------
 Net decrease in net assets resulting from operations                                                (1,647,741)     (1,132,865)

===============================================================================================================================
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                                                  4,106       7,500,994

===============================================================================================================================
 Net Assets

 Total increase (decrease)                                                                           (1,643,635)      6,368,129
-------------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                                  6,468,129         100,000 2
                                                                                                    ---------------------------
 End of period [including accumulated net investment income (loss) of $(4) and $58, respectively]   $ 4,824,494      $6,468,129
                                                                                                    ===========================

1. For the period from April 27, 2001 (inception of offering) to October 31,
2001.
2. Reflects the value of the Manager's of the initial seed money investment at April 23, 2001.

 See accompanying Notes to Financial Statements.


11    OPPENHEIMER CONCENTRATED GROWTH FUND

FINANCIAL HIGHLIGHTS

 CLASS A   Year Ended October 31                                                              2002        2001 1

================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                                                       $ 8.51        $10.00
----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                                                 (.05)           -- 2
 Net realized and unrealized loss                                                            (2.12)        (1.49)
                                                                                             -------------------
 Total from investment operations                                                            (2.17)        (1.49)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                              $6.34         $8.51
                                                                                             ===================

================================================================================================================
 Total Return, at Net Asset Value 3                                                         (25.50)%      (14.87)%

================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                                                   $4,824        $6,468
----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                          $6,049        $6,889
----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income (loss)                                                                (0.63)%        0.00%
 Expenses                                                                                     1.57%         1.38%
 Expenses, net of reduction to excess expenses, reduction to
 custodian expenses and/or voluntary waiver of transfer agent fees                            1.32%         1.13%
 Portfolio turnover rate                                                                       103%           67%

1. For the period from April 27, 2001 (inception of offering) to October 31,
2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


12    OPPENHEIMER CONCENTRATED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. Significant Accounting Policies
 Oppenheimer Concentrated Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). As of October 31, 2002, the majority of Class A shares were owned by the Manager.
    The Fund offers Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income tax provision is required, however, during the year ended October 31, 2002, the Fund paid a federal excise tax of $346.
    During the fiscal year ended October 31, 2002, the Fund did not utilize any capital loss carryforward.

 As of October 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              -------------------------

                              2009         $    377,639
                              2010            2,267,119
                                           ------------
                              Total          $2,644,758
                                           ============
--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2002, the Fund's projected benefit obligations were increased by $4 resulting in an accumulated liability of $4 as of October 31, 2002.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

13    OPPENHEIMER CONCENTRATED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
 1. Significant Accounting Policies Continued
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $37,846. Accumulated net investment loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
    No distributions were paid during the years ended October 31, 2002 and October 31, 2001.

 As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net investment loss      $        (4)
                 Accumulated net realized loss         (2,644,758)
                 Net unrealized depreciation              (97,998)
                                                      -----------
                 Total                                $(2,742,760)
                                                      ===========
--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

14    OPPENHEIMER CONCENTRATED GROWTH FUND

================================================================================
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                         Year Ended October 31, 2002       Period Ended October 31, 2001 1
                                            Shares            Amount              Shares            Amount
----------------------------------------------------------------------------------------------------------
 Class A
 Sold                                          535           $ 4,199             750,117       $ 7,500,994
 Redeemed                                      (10)              (93)                 --                --
                                             -------------------------------------------------------------
 Net increase                                  525            $4,106             750,117        $7,500,994
                                             =============================================================

 1. For the period from April 27, 2001 (inception of offering) to October 31, 2001.

================================================================================
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2002, were $6,176,704 and $5,324,207, respectively.

 As of October 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $4,779,522 was composed of:

                     Gross unrealized appreciation                $ 257,666
                     Gross unrealized depreciation                 (355,664)
                                                                  ---------
                     Net unrealized depreciation                   $(97,998)
                                                                  =========

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, and 0.66% of net assets over $600 million.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of Class A shares. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.
--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended October 31, 2002, payments under the Class A Plan totaled $15,123, prior to Manager waiver, if applicable, all of which were paid by the Distributor to recipients, none of which was paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


15    OPPENHEIMER CONCENTRATED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 5. Bank Borrowings
 The Fund may borrow from a bank for temporary or emergency purposes, provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at October 31, 2002.

16    OPPENHEIMER CONCENTRATED GROWTH FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
 The Board of Trustees and Shareholders of Oppenheimer Concentrated Growth Fund:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Concentrated Growth Fund, including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from April 27, 2001 (inception of offering) to October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Concentrated Growth Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from April 30, 2001 (inception of offering) to October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

 KPMG LLP

 Denver, Colorado
 November 21, 2002


17    OPPENHEIMER CONCENTRATED GROWTH FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


18    OPPENHEIMER CONCENTRATED GROWTH FUND

TRUSTEES AND OFFICERS


====================================================================================================================
Name, Age, Position(s) Held      Principal Occupation(s) During Past 5 Years / Other Trusteeships/Directorships
with Fund and Length of          Held by Trustee / Number of Portfolios in Fund Complex Currently Overseen by
Service                          Trustee

INDEPENDENT                      The address of each Trustee in the chart below is 6803 S. Tucson Way,
TRUSTEES                         Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

Leon Levy, Chairman of           General Partner (since 1982) of Odyssey Partners, L.P. (investment partnership)
the Board of Trustees            and Chairman of the Board (since 1981) of Avatar Holdings, Inc. (real estate
(since 2001)                     development). Oversees 31 portfolios in the OppenheimerFunds complex.
Age: 77

Robert G. Galli,                 A trustee or director of other Oppenheimer funds. Formerly Vice Chairman
Trustee (since 2001)             (October 1995-December 1997) of OppenheimerFunds, Inc. (the Manager). Oversees
Age: 69                          41 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths,            The Director (since 1991) of the Institute for Advanced Study, Princeton, N.J.,
Trustee (since 2001)             director (since 2001) of GSI Lumonics and a member of the National Academy of
Age: 64                          Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke
                                 University, a director of Research Triangle Institute, Raleigh, N.C., and a
                                 Professor of Mathematics at Harvard University. Oversees 31 portfolios in the
                                 OppenheimerFunds complex.

Benjamin Lipstein,               Professor Emeritus of Marketing, Stern Graduate School of Business
Trustee (since 2001)             Administration, New York University. Oversees 31 portfolios in the
Age: 79                          OppenheimerFunds complex.

Joel W. Motley,                  Director (January 2002-present), Columbia Equity Financial Corp. (privately-held
Trustee (since 2002)             financial adviser); Managing Director (January 2002-present), Carmona Motley
Age: 50                          Inc. (privately-held financial adviser); Formerly he held the following positions: Managing Director (January 1998-December 2001), Carmona Motley
                                 Hoffman Inc. (privately-held financial adviser); Managing Director (January
                                 1992-December 1997), Carmona Motley & Co. (privately-held financial adviser).
                                 Oversees 31 portfolios in the OppenheimerFunds complex.

Elizabeth B. Moynihan,           Author and architectural historian; a trustee of the Freer Gallery of Art and
Trustee (since 2001)             Arthur M. Sackler Gallery (Smithsonian Institute), Trustees Council of the
Age: 73                          National Building Museum; a member of the Trustees Council, Preservation League of New York State. Oversees 31 portfolios in the OppenheimerFunds complex.

Kenneth A. Randall,              A director of Dominion Resources, Inc. (electric utility holding company) and
Trustee (since 2001)             Prime Retail, Inc. (real estate investment trust); formerly a director of
Age: 75                          Dominion Energy, Inc. (electric power and oil & gas producer), President and
                                 Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
                                 American Motorists Insurance Company and American Manufacturers Mutual Insurance
                                 Company. Oversees 31 portfolios in the OppenheimerFunds complex.

Edward V. Regan,                 President, Baruch College, CUNY; a director of RBAsset (real estate manager); a
Trustee (since 2001)             director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB
Age: 72                          and GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College,
                                 Chairman of Municipal Assistance Corporation for the City of New York, New York
                                 State Comptroller and Trustee of New York State and Local Retirement Fund.
                                 Oversees 31 investment companies in the OppenheimerFunds complex.

Russell S. Reynolds, Jr.,        Chairman (since 1993) of The Directorship Search Group, Inc. (corporate
Trustee (since 2001)             governance consulting and executive recruiting); a life trustee of International
Age: 70                          House (non-profit educational organization), and a trustee (since 1996) of the
                                 Greenwich Historical Society. Oversees 31 portfolios in the OppenheimerFunds complex.

Donald W. Spiro,                 Chairman Emeritus (since January 1991) of the Manager. Formerly a director
Vice Chairman of the             (January 1969-August 1999) of the Manager. Oversees 31 portfolios in the
Board of Trustees                OppenheimerFunds complex.
(since 2001)
Age: 76


19    OPPENHEIMER CONCENTRATED GROWTH FUND

TRUSTEES AND OFFICERS  Continued


Clayton K. Yeutter,              Of Counsel (since 1993), Hogan & Hartson (a law firm). Other directorships:
Trustee (since 2001)             Caterpillar, Inc. (since 1993) and Weyerhaeuser Co. (since 1999). Oversees 31
Age: 71                          portfolios in the OppenheimerFunds complex.

====================================================================================================================
INTERESTED TRUSTEE               The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York, NY
AND OFFICER                      10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

John V. Murphy,                  Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee            (since September 2000) of the Manager; President and a director or trustee of
(since 2001)                     other Oppenheimer funds; President and a director (since July 2001) of
Age: 53                          Oppenheimer Acquisition Corp., the Manager's parent holding company, and of
                                 Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the
                                 Manager; a director (since November 2001) of OppenheimerFunds Distributor, Inc., the Fund's distributor; Chairman and a director (since July 2001) of Shareholder
                                 Services, Inc. and of Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager; President and a director (since July 2001) of
                                 OppenheimerFunds Legacy Program, a charitable trust program established by the
                                 Manager; a director of the following investment advisory subsidiaries of the
                                 Manager: OFI Institutional Asset Management, Inc. and Centennial Asset
                                 Management Corporation (since November 2001), HarbourView Asset Management
                                 Corporation and OFI Private Investments, Inc. (since July 2001); President
                                 (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                 Asset Management, Inc.; a director (since November 2001) of Trinity Investment
                                 Management Corp. and Tremont Advisers, Inc., investment advisory affiliates of the Manager; Executive Vice President (since February 1997) of Massachusetts
                                 Mutual Life Insurance Company, the Manager's parent company; a director (since
                                 June 1995) of DLB Acquisition Corporation (a holding company that holds the shares of David L. Babson &Company, Inc.); formerly, Chief Operating Officer
                                 (from September 2000 to June 2001) of the Manager; President and trustee (from
                                 November 1999 to November 2001) of MML Series Investment Fund and MassMutual
                                 Institutional Funds, open-end investment companies; a director (from September
                                 1999 to August 2000) of C.M. Life Insurance Company; President, Chief Executive
                                 Officer and director (from September 1999 to August 2000) of MML Bay State Life
                                 Insurance Company; a director (from June 1989 to June 1998) of Emerald Isle
                                 Bancorp and Hibernia Savings Bank, a wholly-owned subsidiary of Emerald Isle
                                 Bancorp. Oversees 69 portfolios in the OppenheimerFunds complex.

====================================================================================================================
OFFICERS                         The address of the Officers in the chart below is as follows: for Messrs.
                                 Bartlett, Turner and Zack, 498 Seventh Avenue, New York, NY 10018, for Mr.
                                 Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

Bruce Bartlett, Vice             Senior Vice President (since January 1999) of the Manager. Prior to joining the
President (since 2001)           Manager in April, 1995, he was a Vice President and Senior Portfolio Manager at
Age: 52                          First of America Investment Corp. (September 1986 - April 1995). An officer of 6 portfolios in the OppenheimerFunds complex.

James F. Turner, II, Vice        Vice President and Portfolio Manager of the Manager since March 2001; formerly
President (since 2001)           portfolio manager for Technology Crossover Ventures (May 2000 - March 2001);
Age: 35                          Assistant Vice President and Associate Portfolio Manager of the Manager (August
                                 1999 - May 2000); securities analyst for the Manager (October 1996 - August
                                 1999); and a securities analyst with First of America Investment Corporation
                                 (May 1994 - October 1996). An officer of 3 portfolios in the OppenheimerFunds complex.

Brian W. Wixted,                 Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer, Principal             (since March 1999) of HarbourView Asset Management Corporation, Shareholder
Financial and                    Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
Accounting Officer               Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
(since 1999)                     Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
Age: 43                          Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset
                                 Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial Officer (since May 2000) of
                                 Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant
                                 Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                                 OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief
                                 Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                                 Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.


20    OPPENHEIMER CONCENTRATED GROWTH FUND


Robert G. Zack,                  Senior Vice President (since May 1985) and General Counsel (since February 2002)
Secretary (since 2001)           of the Manager; General Counsel and a director (since November 2001) of
Age: 54                          OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
                                 (since November 2001) of HarbourView Asset Management Corporation; Vice
                                 President and a director (since November 2000) of Oppenheimer Partnership
                                 Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                 November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                 Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                 Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                 Centennial Asset Management Corporation; a director (since November 2001) of
                                 Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                 (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                 (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                 November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel
                                 (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                 2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May
                                 1985-November 2001), Shareholder Financial Services, Inc. (November
                                 1989-November 2001); OppenheimerFunds International Ltd. and Oppenheimer
                                 Millennium Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.


MANAGEMENT AND OTHER AFFILIATES

--------------------------------------------------------------------------------
 Investment Advisor           OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 Distributor                  OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder     OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors         KPMG LLP

--------------------------------------------------------------------------------
 Legal Counsel                Mayer Brown Rowe & Maw


(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.


21    OPPENHEIMER CONCENTRATED GROWTH FUND

INFORMATION AND SERVICES

Internet
24-hr access to account information and transactions 1
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink 1 and General Information 24-hr automated information and automated transactions Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                                               [GRAPHIC OMITTED]

                                                            OPPENHEIMER FUNDS(R)
                                                               Distributor, Inc.


RA0715.001.1002  December 30, 2002